UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 10, 2015

Allegheny Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-12001	25-1792394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Six PPG Place, Pittsburgh, Pennsylvania	15222-5479
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(412) 394-2800

N/A
(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

On December 10, 2015, Allegheny Technologies Incorporated (the “Company”) issued a news release announcing that it is taking certain rightsizing actions to align its Flat Rolled Products operations to challenging market conditions.  A copy of the Company’s news release is filed herewith as Exhibit 99.1.

On December 10, 2015, the Company also issued a news release announcing that its Board of Directors declared a quarterly cash dividend of $0.08 per share of common stock, which is reduced from $0.18 per share in the previous quarter.  A copy of the Company’s news release is filed herewith as Exhibit 99.2.

Item 9.01       Financial Statements and Exhibits.

(d)  Exhibits

Exhibit 99.1	Press Release dated December 10, 2015.

Exhibit 99.2	Press Release dated December 10, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY TECHNOLOGIES INCORPORATED

		By:	/s/ Elliot S. Davis
Elliot S. Davis
Senior Vice President, General Counsel,
Chief Compliance Officer and Corporate Secretary

Dated:	December 10, 2015